Exhibit 10.20

LIBERTY GLOBAL, INC.
DEFERRED COMPENSATION PLAN
(Effective December 15, 2008; Amended and Restated as of November 20, 2009)

2012 DEFERRAL ELECTION FORM

Participant’s Name:
This Deferral Election is subject to all of the terms of the Liberty Global, Inc. Deferred Compensation Plan (the “Plan”). I acknowledge that I have received a copy of the Plan and that my participation is subject to the terms and conditions of the Plan and this Deferral Election. I understand that capitalized terms in this Deferral Election have the meanings assigned to such terms in the Plan.

I.    DEFERRAL ELECTION – 2012 BASE SALARY

☐	I hereby elect to defer ____ % (not more than 90%) of my 2012 base salary, to be applied on a pro rata basis from each installment of base salary paid in accordance with applicable payroll practices.
OR

☐
I hereby elect to defer from each installment of my 2012 base salary paid in accordance with applicable payroll practices, the percentage (not more than 90%) set forth next to such installment on Appendix A.

II.    TIMING AND FORM OF DISTRIBUTION
A.    Timing of Elective Distribution Event
I hereby elect the following distribution events (choose one option and complete as necessary):

☐	The following specified dates (specify up to three dates not later than December 31, 2042):
1.    _____________________________________
2.    _____________________________________
3.    _____________________________________
OR

☐    The earlier to occur of (specify any or all of the following):

☐	The following specified dates (specify up to three dates not later than December 31, 2042):
1.    _____________________________________
2.    _____________________________________
3.    _____________________________________
☐    My Separation from Service.
☐    A Change of Control.
☐    A Section 409A Change of Control.
B.    Form of Payment
I hereby elect the following form of payment commencing on the applicable distribution event (check only one box and complete, if necessary):
☐    A single lump sum payment; or
☐    A series of ________ (specify five or fewer) substantially equal annual installments; or

☐	A portion allocated to each specified date I have designated in Section II.A. above, as follows (specify percentages totaling 100% and associated with date(s) specified above):
1.    ________%
2.    ________%
3.    ________%

III.    PARTICIPANT SIGNATURE AND DATE:
I understand that this Deferral Election will become irrevocable after December 31, 2011.
I further understand that the Company may take whatever steps the Company, in its sole discretion, deems appropriate or necessary to satisfy the Company’s state and federal income tax, social security, Medicare, and any other tax withholding obligations (including in jurisdictions other than the United States) arising in connection with any Compensation subject to this Deferral Election. I understand that social security and Medicare (FICA) tax will arise at the time the payments would otherwise have been made in the absence of this deferral election, and that the Company will withhold amounts necessary to satisfy that obligation from other compensation I am entitled to receive.
This Deferral Election shall be interpreted, and such amounts shall in all events be paid, in a manner consistent with Section 409A so as to avoid adverse tax consequences related to the deferrals.
I am aware that any elections I have hereby made may have significant tax consequences to me and, to the extent I deem necessary, I have received advice from my personal tax advisor before making this Deferral Election.

_____________________________________        Deliver by December 31, 2011 to:
Participant’s Signature
Liberty Global, Inc.
Attn: Senior Vice President, Global Human Resources
12300 Liberty Boulevard
____________________________________        Englewood, Colorado 80112
Date Signed

APPENDIX A

Scheduled Payment Date	Percentage to Defer

January 6, 2012	%_______________
January 20, 2012	%_______________
February 3, 2012	%_______________
February 17, 2012	%_______________
March 2, 2012	%_______________
March 16, 2012	%_______________
March 30, 2012	%_______________
April 13, 2012	%_______________
April 27, 2012	%_______________
May 11, 2012	%_______________
May 25, 2012	%_______________
June 8, 2012	%_______________
June 22, 2012	%_______________
July 6, 2012	%_______________
July 20, 2012	%_______________
August 3, 2012	%_______________
August 17, 2012	%_______________
August 31, 2012	%_______________
September 14, 2012	%_______________
September 28, 2012	%_______________
October 12, 2012	%_______________
October 26, 2012	%_______________
November 9, 2012	%_______________
November 23, 2012	%_______________
December 7, 2012	%_______________
December 21, 2012	%_______________

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